Exhibit 10.138

Rennova Health, Inc.

400 S. Australian Avenue, Suite 800

West Palm Beach, FL 33401

March 20, 2017

TCA Global Credit Master Fund LP

3960 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

Re. Securities Purchase Agreement, dated as of May 31, 2015, as amended

Sir/Madam:

Reference is hereby made to that certain Securities Purchase Agreement, dated as of May 31, 2015 (as amended and as may hereafter be amended or restated from time to time, the “Purchase Agreement”), made by and among: (i) Medytox Solutions, Inc. (the “Company”), (ii) Health Technology Solutions, Inc., a corporation incorporated under the laws of the State of Florida, Medytox Institute of Laboratory Medicine, Inc., a corporation incorporated under the laws of the State of Florida, Medical Billing Choices Inc., a corporation incorporated under the laws of the State of North Carolina, Medytox Diagnostics, Inc., a corporation incorporated under the laws of the State of Florida, Medytox Medical Marketing & Sales, Inc., a corporation incorporated under the laws of the State of Florida, PB Laboratories, LLC, a limited liability company organized and existing under the laws of the State of Florida, Biohealth Medical Laboratory Inc., a corporation incorporated under the laws of the State of Florida, Alethea Laboratories, Inc., a corporation incorporated under the laws of the State of Texas, International Technologies, LLC, a limited liability company organized and existing under the laws of the State of New Jersey, EPIC Reference Labs, Inc., a corporation incorporated under the laws of the State of Florida, Clinlab, Inc., a corporation incorporated under the laws of the State of Florida, Medical Mime, Inc., a corporation incorporated under the laws of the State of Florida, Epinex Diagnostics Laboratories, Inc., a corporation incorporated under the laws of the State of California, Epinex Diagnostics Laboratories, Inc., a corporation incorporated under the laws of the State of Nevada, and Platinum Financial Solutions, LLC, a limited liability company organized and existing under the laws of the State of Florida (each a “Guarantor” and collectively the “Guarantors” and together with Company, the “Credit Parties”), and (iii) TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, (the “Buyer”), pursuant to which Buyer agreed to purchase from the Company, and the Company agreed to sell and issue to the Buyer, up to Six Million and No/100 United States Dollars (US$6,000,000.00) of senior secured, convertible, redeemable debentures (the “Debenture(s)”). Except as otherwise defined herein, terms defined in the Purchase Agreement shall have the same meaning when used herein. The Credit Parties and the Buyer shall be referred to herein as the “Parties”.

By their execution hereof, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby acknowledge and agree:

1.	the Company shall make a payment of Seven Hundred Fifty Thousand and No/100 United States Dollars (US$750,000) on the date hereof and such amount shall be credited towards the Company’s outstanding obligations, pursuant to the terms and conditions contained in the Purchase Agreement and the Debentures;

2.	the Company hereby acknowledges and agrees that One Hundred Fifty Thousand and No/100 United States Dollars (US$150,000) (the “Service Fee”) is due and owing under and pursuant to that certain Investment Banking Services letter agreement, dated March 20, 2017, made by and among Buyer and Company (in the form attached hereto as Exhibit A, the “Services Agreement”) and that the Buyer would not enter into this letter agreement or the Intercreditor Agreement (in the form attached hereto as Exhibit B, the “Intercreditor Agreement”) but for the execution of the Services Agreement by the Company and the agreement by the Company to pay the amounts provided therein;

1

3.	the Company hereby agrees that, notwithstanding anything which may be contained in the Services Agreement to the contrary, the Service Fee shall be due and owing in full in cash and without demand on that date which is the earlier of: (i) six (6) months following the date hereof or (ii) the immediately subsequent date when any registration statement which may have been previously filed or which may hereafter be filed by the Company becomes effective with the United States Securities and Exchange Commission.

4.	upon receipt of the funds provided in part (1), notwithstanding anything which may be contained to the contrary in the Purchase Agreement, any outstanding Debentures or the Transaction Documents, the Company agrees that it shall make the payments specified on the amortization schedule attached hereto as Schedule A; and

5.	the Company hereby acknowledges and agrees that Section 2.26 of the Purchase Agreement (definition of “Obligations”) shall include, but shall not be limited to, the obligations provided in this letter agreement and the Services Agreement.

As a condition precedent to the effectiveness of this letter agreement:

1.	the Credit Parties shall deliver an original copy of this letter agreement, the Services Agreement, the Intercreditor Agreement, the Guarantee Agreement (in the form attached hereto as Exhibit C, the “Guarantee Agreement”), and the Security Agreement (in the form attached hereto as Exhibit D, the “Security Agreement”) to the Buyer;

2.	the Credit Parties shall deliver a copy of the resolutions of its respective Boards of Directors authorizing the execution of this letter agreement, the Services Agreement, the Intercreditor Agreement, the Security Agreement, and the Guarantee Agreement to the Buyer; and

3.	the Credit Parties shall pay to Buyer’s counsel, as a legal fee in consideration for the preparation and negotiation of this letter agreement, the Services Agreement, the Intercreditor Agreement, the Security Agreement, and the Guarantee Agreement and all transaction documents executed and reviewed in connection herewith and therewith, immediately upon the execution hereof, Fifteen Thousand Dollars ($15,000) plus disbursements, costs and expenses.

Other than as disclosed to the Buyer in writing, each of the Credit Parties hereby confirms and affirms that all representations and warranties made by each of them under the Purchase Agreement and all other Transaction Documents are true, correct and complete as of the date hereof, and hereby confirms and affirms that all such representations and warranties remain true, correct and complete as of the date hereof, and by this reference, the Credit Parties do hereby re- make each and every one of such representations and warranties herein as of the date hereof, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this letter agreement by each of the Credit Parties.

Each of the Credit Parties hereby affirms its respective Obligations to the Buyer under all of the Transaction Documents and each agrees and affirms as follows: (i) that as of the date hereof, the Credit Parties, respectively and as applicable, with the exception of any defaults which are existing as of the date hereof, have each performed, satisfied and complied in all material respects with all the covenants, agreements and conditions under the Purchase Agreement and each of the Transaction Documents to be performed, satisfied or complied with by the Credit Parties, as applicable; (ii) that the Credit Parties shall continue to perform each and every covenant, agreement and condition set forth in the Purchase Agreement and each of the Transaction Documents, and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) other than as disclosed to the Buyer prior to the date hereof, that as of the date hereof, no default or Event of Default has occurred or is continuing under the Purchase Agreement or any other Transaction Documents, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an Event of Default under the Purchase Agreement or any other Transaction Documents; and (iv) that as of the date hereof, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have a Material Adverse Effect.

Upon receipt of the $765,000 payable by the Company (consisting of the upfront payment toward the outstanding balance owing to the Buyer and $15,000 owing to Buyer’s counsel), the Buyer hereby acknowledges that the Company shall not be in default of the Purchase Agreement or any other Loan Document or Transaction Document as a result of any failure to make any required payment prior to the date hereof and that the Buyer hereby waives any such default which may exist as of the date hereof. The Buyer also acknowledges that the Notice of Default dated November 3, 2016 has been withdrawn and is of no force or effect.

2

Each of the Credit Parties hereby acknowledges, represents, warrants and confirms to Buyer that: (i) each of the Transaction Documents executed by the Credit Parties, respectively and as applicable, are valid and binding obligations of the Credit Parties, respectively and as applicable, enforceable against each of them in accordance with their respective terms; (ii) all other Obligations of the Credit Parties shall be and continue to be and remain secured by and under the Transaction Documents and all UCC-1 Financing Statements filed in connection therewith; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Credit Parties to or against the enforcement of any of the Transaction Documents, and to the extent any of the Credit Parties have any defenses, setoffs, counterclaims, cross-actions or equities against the Buyer and/or against the enforceability of any of the Transaction Documents, each of the Credit Parties acknowledges and agrees that same are hereby fully and unconditionally waived by each of the Credit Parties; and (iv) no oral representations, statements, or inducements have been made by Buyer, or any agent or representative of Buyer, with respect to the Purchase Agreement or any other Transaction Documents.

The Credit Parties each hereby represents, warrants and covenants as follows: (i) that the Buyer’s security interests in all of the “Collateral” (as such term is defined in the Security Agreements) are and remain valid, perfected, first-priority security interests in such Collateral (subject only to the Intercreditor Agreement), respectively and as applicable, and the Credit Parties have not granted any other Liens or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, except as provided in the Intercreditor Agreement.

As of the date hereof, the Credit Parties each hereby acknowledge and admit that: (i) the Buyer has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Purchase Agreement or any other Transaction Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Purchase Agreement or the Transaction Documents, except as expressly set forth herein.

The Credit Parties each hereby represent and warrant to the Buyer that the execution and delivery by the Credit Parties of this letter agreement and the performance by Credit Parties of all of their respective Obligations hereunder and thereunder, have been duly and validly authorized and approved by the Credit Parties and their respective boards of directors, as applicable, pursuant to all applicable laws and other than the corporate action or resolutions delivered by each of the Credit Parties, as applicable, in connection with this letter agreement, no other corporate action or consent on the part of the Credit Parties, their respective boards of directors, stockholders or any other Person is necessary or required by the Credit Parties to execute this letter agreement to consummate the transactions contemplated herein and therein, or perform all of the Credit Parties’ obligations hereunder and thereunder. This letter agreement has been duly and validly executed by the Credit Parties (and the officer executing this letter agreement is duly authorized to act and execute same on behalf of the Credit Parties) and constitute the valid and legally binding agreements of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms.

Each of the Credit Parties, jointly and severally, hereby indemnifies and holds the Buyer Indemnified Parties, and each of them, harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature payable by any of the Buyer Indemnified Parties to any Person, including reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable Law, through all negotiations, mediations, arbitrations, trial and appellate levels (collectively, the “Claims”), as a result of, or arising out of, or relating to any matters relating to this letter agreement.

3

As a material inducement for Buyer to execute this letter agreement, each of the Credit Parties hereby releases, waives, discharges, covenants not to sue, acquits, satisfies and forever discharges each of the Buyer Indemnified Parties and their respective successors and assigns, from any and all Claims whatsoever in law or in equity which the Credit Parties, or any one of them, ever had, now have, or which any successor or assign of the Credit Parties hereafter can, shall or may have against any of the Buyer Indemnified Parties and their respective successors and assigns, for, upon or by reason of any matter, cause or thing whatsoever related to the Transaction Documents through the date hereof. In addition to, and without limiting the generality of foregoing, the Credit Parties further covenant with and warrant unto the Buyer and each of the other Buyer Indemnified Parties, that there exist no claims, counterclaims, defenses, objections, offsets or other Claims against Buyer or any other Buyer Indemnified Parties.

This letter agreement, the Purchase Agreement, the Transaction Documents, the Intercreditor Agreement, the Services Agreement, the Guarantee Agreement and the Security Agreement contain the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this letter agreement. This letter agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to choice of law principles. Any dispute arising under or relating to or in connection with this letter agreement shall be subject to the exclusive jurisdiction and venue of the State and/or Federal courts located in Broward County, Florida. This letter agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. The parties hereby consent and agree that if this letter agreement shall at any time be deemed by the parties for any reason insufficient, in whole or in part, to carry out the true intent and spirit hereof or thereof, the parties will execute or cause to be executed such other and further assurances and documents as in the reasonable opinion of the parties may be reasonably required in order more effectively to accomplish the purposes of this letter agreement. In case any provision of this letter agreement shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this letter agreement, and the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Please indicate your agreement with and acceptance of the terms of this letter agreement by signing in the space provided and returning this letter agreement to our attention at the address above.

[ - signature page follows - ]

4

By execution hereof, the undersigned hereby agrees to the terms and conditions of this letter agreement.

Very truly yours,

RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Rennova Health, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

5

MEDYTOX SOLUTIONS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Solution, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

6

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

HEALTH TECHNOLOGY SOLUTIONS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Health Technology Solutions, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

7

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX INSTITUTE OF LABORATORY MEDICINE, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Institute of Laboratory Medicine, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

8

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDICAL BILLING CHOICES INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Medical Billing Choices Inc., a North Carolina corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

9

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX DIAGNOSTICS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Chief Executive Officer

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Chief Executive Officer of Medytox Diagnostics, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

10

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

MEDYTOX MEDICAL MARKETING & SALES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Medytox Medical Marketing & Sales, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

11

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

PB LABORATORIES, LLC

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of PB Laboratories, LLC, a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

12

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

BIOHEALTH MEDICAL LABORATORY, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Biohealth Medical Laboratory, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

13

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

ALETHEA LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Alethea Laboratories, Inc., a Texas corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

14

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

INTERNATIONAL TECHNOLOGIES, LLC

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of International Technologies, LLC, a New Jersey limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

15

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

EPIC REFERENCE LABS, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of EPIC Reference Labs, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

16

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

CLINLAB, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: President

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the President of Clinlab, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

17

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR

MEDICAL MIME, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Medical Mime, Inc., a Florida corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

18

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Epinex Diagnostics Laboratories, Inc., a California corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

19

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR

EPINEX DIAGNOSTICS LABORATORIES, INC.

By: /s/ Seamus Lagan

Name: Seamus Lagan

Title: Secretary

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Seamus Lagan, the Secretary of Epinex Diagnostics Laboratories, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

20

CONSENT AND AGREEMENT

The undersigned is a Guarantor, as that term is defined in that certain securities purchase agreement by and between the Company and the Holder and, as such, the undersigned hereby consents and agrees to the payment of the amounts contemplated in the senior secured, convertible, redeemable debenture, documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by the Company pursuant to or in connection with said senior secured, convertible, redeemable debenture to the same extent as if the undersigned were a party to said senior secured, convertible, redeemable debenture.

GUARANTOR:

PLATINUM FINANCIAL SOLUTIONS, LLC

By: /s/ Sebastien Sainsbury

Name: Sebastien Sainsbury

Title: Manager

STATE OF FLORIDA	)
	)	SS.
COUNTY OF PALM BEACH	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Sebastien Sainsbury, the Manager of Platinum Financial Solutions, LLC., a Florida limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 17th day of March, 2017.

                       /s/ Kelly Marsden

Notary Public

My Commission Expires:

                       February 26, 2021

21

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd.,

its general partner

By: /s/ Robert Press

Name: Robert Press

Title: Director

22

SCHEDULE A

PAYMENT AND AMORIZATION SCHEDULE

23